UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        August 4, 2008

Stewardship Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-21855	22-3351447
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

630 Godwin Avenue, Midland Park, NJ	07432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 444-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 4, 2008, Claire M. Chadwick has been appointed to the newly created position of Chief Financial Officer of both Stewardship Financial Corporation (the “Corporation”) and its subsidiary Atlantic Stewardship Bank (the “Bank”).

Prior to her appointment as Chief Financial Officer of the Corporation and the Bank, Ms. Chadwick, age 47, held various senior financial management positions for Penn Federal Savings Bank for whom she was employed with since July 1994.  Ms. Chadwick holds a B.S. in Accounting from Susquehanna University and is a Certified Public Accountant in the state of Pennsylvania.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2008	Stewardship Financial Corporation

/s/ Paul Van Ostenbridge
Paul Van Ostenbridge
President and Chief Executive Officer